                                                                   EXHIBIT 10.92

                             FORBEARANCE AGREEMENT

          FORBEARANCE AGREEMENT, dated as of November 9, 1999 (this "Forbearance
                                                                     -----------
Agreement"), to:
---------

               (i) the Amended and Restated Credit Agreement, dated as of November 4, 1997 (as amended by the First Amendment, dated as of July 8, 1998, the Second Amendment, dated as of December 22, 1998, the Third Amendment, dated as of May 11, 1999, the Acknowledgment and Amendment, dated as of August 16, 1999, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Synthetic Credit Agreement"), among FBTC LEASING CORP., as Borrower
          ---------------------------
          (the "Borrower"), the lenders party thereto (the "Lenders"), THE CHASE
                --------                                    -------
          MANHATTAN BANK ("Chase"), as agent (in such capacity, the "Agent") and
                           -----                                     -----
          THE FUJI BANK, LIMITED (HOUSTON AGENCY), as co-agent (in such capacity, the "Co-Agent");
                         --------

               (ii) the Amended and Restated Guarantee, dated as of November 4, 1997 (as amended by the First Amendment to Guarantee, dated as of July 8, 1998, the Second Amendment to Guarantee, dated as of December 22, 1998, the Third Amendment to Guarantee, dated as of May 11, 1999, the Acknowledgment and Amendment to Guarantee, dated as of August 16, 1999, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Synthetic Guarantee"), made
                                                     -------------------
          by MARINER POST-ACUTE NETWORK, INC. (formerly known as Paragon Health Network, Inc., "Mariner"), a Delaware corporation, and the other
                          -------
          guarantors which are signatories thereto (Mariner and each such other guarantor, individually, a "Guarantor"; collectively, the
                                      ---------
          "Guarantors"), in favor of the Agent; and
           ----------

               (iii) the Lease, dated as of October 10, 1996 (as amended, supplemented or otherwise modified from time to time, the "Lease"),
                                                                     -----
          between Borrower, as Lessor, and Living Centers Holding Company, as Lessee.

                              W I T N E S S E T H:
                              -------------------


          WHEREAS, pursuant to the Synthetic Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, pursuant to the Guarantee, the Guarantors agreed to guarantee the prompt and complete performance of the Guaranteed Obligations (as defined in the Guarantee);

          WHEREAS, Mariner has advised the Agent, the Lenders and the Borrower (in its capacity as Lessor) of the current existence and the imminent occurrence of certain Defaults and Events of Default under the Synthetic Credit Agreement, the Synthetic Guarantee and the Lease;

          WHEREAS, Mariner has requested that the Agent, the Lenders and the Borrower (in its capacity as Lessor) forbear from exercising certain remedies under the Synthetic Credit Agreement, the Synthetic Guarantee and the Lease with respect to such Defaults and Events of Default and the Lenders are willing to so forbear, but only on the terms and subject to the conditions set forth herein;

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Forbearance Agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in Annex A to the Amended and
               -------------
Restated Participation Agreement, dated as of November 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Participation
                                                           -------------
Agreement"), among Living Centers Holding Company, a Delaware corporation, the
---------
Borrower, the Agent, the Co-Agent and the Lenders, and used herein shall, unless otherwise indicated, have the meanings given to them in the Annex A to the Participation Agreement. As used in this Forbearance Agreement, terms defined in the preamble or the recitals shall have the meanings so assigned and the following terms shall have the following meanings:

          "Corporate Agent": Chase in its capacity as administrative agent under
           ---------------
     the Corporate Credit Agreement.

          "Corporate Credit Agreement":  the Credit Agreement, dated as of
           --------------------------
     November 4, 1997, among Mariner, as borrower, the several banks and other financial institutions or entities from time to time parties thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.), as documentation agent, and the Corporate Agent, as amended, supplemented, or otherwise modified from time to time.

          "Corporate Forbearance Agreement": the Forbearance Agreement, dated as
           -------------------------------
     of the date hereof, among Mariner, the lenders party thereto, Chase, as administrative agent under the Corporate Credit Agreement and Bank of America, N.A. (formerly known as NationsBank, N.A.), as documentation agent under the Corporate Credit Agreement.

          "Forbearance Period":  the period from the date hereof to the earlier
           ------------------
     of (i) January 14, 2000, and (ii) the date on which the forbearance provided in Section 2 of this Forbearance Agreement terminates in accordance with its terms.

          "HCFA":  the Health Care Financing Administration.
           ----

          2.   Forbearance.  The Agent, the Lenders and the Borrower (in its
               -----------
capacity as Lessor) agree to forbear, during the Forbearance Period, from the exercise of any rights or remedies under the Lease, the Synthetic Credit Agreement, the Notes, the Synthetic Guarantee or any other Credit Document (including, without limitation, the right to accelerate the Obligations) in respect of Defaults or Events of Default arising as a result of (a) events or conditions first arising or coming into existence prior to the date hereof, (b) the Lessee's failure to pay Basic Rent or fees under the Lease first becoming due and payable during the Forbearance Period, (c) the Borrower's failure to pay interest on, or commitment or other fees in respect of, the obligations outstanding under the Synthetic Credit Agreement first becoming due and payable during the Forbearance Period,
(d) Mariner's failure to pay interest due and owing on November 1, 1999 in respect of the Senior Subordinated Notes and (e) the events or conditions that are the subject of the Corporate Forbearance Agreement; provided that the
                                                        --------
Forbearance Period shall immediately terminate in the event that Mariner breaches its obligations under Section 3 below or Section 3 of the Corporate Forbearance Agreement.

          3.   Application of Prudent Buyer Settlement Proceeds.  In
               ------------------------------------------------
consideration for the forbearance granted hereunder, and in order to induce the Lenders to enter into this Forbearance Agreement, Mariner shall pay to Chase, as Agent and Corporate Agent, within one Business Day of its receipt thereof all amounts representing the "Paragon Disallowance Settlement" (as that term is used on page 9 of the bank books presented by Mariner to the Lenders at the meeting of Lenders in New York City on November 3, 1999) and received, in cash, from HCFA or any other Governmental Authority by Mariner or any Subsidiary Guarantor in respect of charges previously disallowed for allegedly failing to satisfy HCFA's "prudent buyer" standard. Any amounts so paid to Chase shall be applied (without duplication) to the payment in full of interest, Basic Rent and fees due and owing (at the applicable non-default rates) on the obligations outstanding under the Corporate Credit Agreement, the Synthetic Credit Agreement, the Lease and the Deficiency Note (as defined in the Corporate Credit Agreement), ratably in the proportion that the amount (without duplication) of interest, Basic Rent and fees then due and owing under each of the Corporate Credit Agreement, the Synthetic Credit Agreement, the Lease or the Deficiency Note bears to the aggregate amount (without duplication) of the interest, Basic Rent and fees then due and owing under the Corporate Credit Agreement, the Synthetic Credit Agreement, the Lease and the Deficiency Note.

          4.   Conditions to Effectiveness.  The forbearance and agreements
               ---------------------------
provided for herein shall become effective, and shall be deemed to be effective as of the date hereof, upon the Agent's receipt of counterparts of this Forbearance Agreement duly executed and delivered by the Borrower, Mariner and the subsidiaries of Mariner set forth on the signature pages hereto and the Required Lenders. The execution and delivery of this Forbearance Agreement by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          5.   Representations and Warranties.  Mariner, as of the date hereof
               ------------------------------
and after giving effect to the agreements contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 9 of the Synthetic Guarantee (other than the last sentence of such Section 9 and other than with respect to any matters previously disclosed in writing to the Lenders or disclosed in any of the Mariner's public filings, including, without limitation, matters disclosed in its financial statements); provided, that each
                                                            --------
reference to the Synthetic Guarantee therein shall be deemed to be a reference to the Synthetic Guarantee after giving effect to this Forbearance Agreement.

          6.   Payment of Expenses.  Mariner agrees to pay or reimburse the
               -------------------
Agent for all of its out-of-pocket costs and expenses incurred in connection with this Forbearance Agreement and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          7.   Reference to and Effect on the Credit Documents; Limited Effect.
               ---------------------------------------------------------------
This Forbearance Agreement shall be deemed to be a Credit Document for all purposes. The execution, delivery and effectiveness of this Forbearance Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of or forbearance with respect to any provisions of any of the Credit Documents. Except as expressly provided herein, all of the provisions and covenants of the Synthetic Guarantee and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          8.   Counterparts.  This Forbearance Agreement may be executed by one
               ------------
or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          9.   GOVERNING LAW.  THIS FORBEARANCE AGREEMENT AND THE RIGHTS AND
               -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              MARINER POST-ACUTE NETWORK, INC.


                              By:_______________________________________________
                                 Name:
                                 Title:

AMERICAN-CAL MEDICAL SERVICES, INC.
AMS GREEN TREE, INC.
AMS PROPERTIES, INC.
CONNERWOOD HEALTHCARE, INC.
COORDINATED HOME HEALTH SERVICES, INC.
CORNERSTONE HEALTH MANAGEMENT COMPANY
EH ACQUISITION CORP.
EH ACQUISITION CORP. II
EH ACQUISITION CORP. III
EVERGREEN HEALTHCARE, INC.
EVERGREEN HEALTHCARE LTD., L.P.
GC SERVICES, INC.
GCI BELLA VITA, INC.
GCI CAMELLIA CARE CENTER, INC.
GCI COLTER VILLAGE, INC.
GCI EAST VALLEY MEDICAL & REHABILITATION CENTER,
INC.
GCI FAITH NURSING HOME, INC.
GCI HEALTH CARE CENTERS, INC.
GCI JOLLEY ACRES, INC.
GCI PALM COURT, INC.
GCI PRINCE GEORGE, INC.
GCI REHAB, INC.
GCI SPRINGDALE VILLAGE, INC.
GCI THERAPIES, INC.
GCI VALLEY MANOR HEALTH CARE CENTER, INC.
GCI VILLAGE GREEN, INC.
GCI-CAL HEALTH CARE CENTERS, INC.
GCI-CAL THERAPIES COMPANY
GCI-WISCONSIN PROPERTIES, INC.
MARINER HEALTH MANAGEMENT COMPANY (f/k/a
 GRANCARE GPO SERVICES, INC.)
GRANCARE HOME HEALTH SERVICES, INC.
GRANCARE, INC.
GRANCARE NURSING SERVICES AND HOSPICE, INC.
GRANCARE OF MICHIGAN, INC.
GRANCARE OF NORTH CAROLINA, INC.
GRANCARE OF NORTHERN CALIFORNIA, INC.
GRANCARE SOUTH CAROLINA, INC.
HERITAGE OF LOUISIANA, INC.
HMI CONVALESCENT CARE, INC.
HOSTMASTERS, INC.
NATIONAL HERITAGE REALTY, INC.
OMEGA/INDIANA CARE CORPORATION
RENAISSANCE MENTAL HEALTH CENTER, INC.
STONECREEK MANAGEMENT COMPANY, INC.

By:___________________________________________
   Name:
   Title:

                           AMERICAN PHARMACEUTICAL SERVICES, INC.
                           AMERICAN REHABILITY SERVICES, INC.
                           AMERICAN SENIOR HEALTH SERVICES, INC.
                           APS HOLDING COMPANY, INC.
                           APS PHARMACY MANAGEMENT, INC.
                           BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC. BRIAN CENTER MANAGEMENT CORPORATION
                           BRIAN CENTER NURSING CARE/AUSTELL, INC.
                           BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                           BRIAN CENTER NURSING CARE/HICKORY, INC.
                           BRIAN CENTER NURSING CARE/POWDER SPRINGS, INC. BRIAN CENTER OF ASHEBORO, INC.
                           BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                           BRIAN CENTERS HEALTH & RETIREMENT/WALLACE, INC. DEVCON HOLDING COMPANY
                           EXTENDED ACUTE HOSPITALS OF AMERICA, INC.
                           HOME HEALTH MANAGEMENT ASSOCIATES OF AMERICA, INC. HOMECARE ASSOCIATES OF AMERICA, INC.
                           HOSPICE ASSOCIATES OF AMERICA, INC.
                           LC MANAGEMENT COMPANY
                           LCA OPERATIONAL HOLDING COMPANY
                           LCR, INC.
                           LIVING CENTERS DEVELOPMENT COMPANY
                           LIVING CENTERS - EAST, INC.
                           LIVING CENTERS HOLDING COMPANY
                           LIVING CENTERS LTCP DEVELOPMENT COMPANY
                           LIVING CENTERS OF TEXAS, INC.
                           LIVING CENTERS - ROCKY MOUNTAIN, INC.
                           LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION LIVING CENTERS - SOUTHEAST, INC.
                           MED-THERAPY REHABILITATION SERVICES, INC.
                           PROFESSIONAL RX SYSTEMS, INC.
                           REHABILITY HEALTH SERVICES, INC.
                           THERACARE HOME HEALTH AGENCY, INC.


                           By:_________________________________________
                             Name:
                             Title:

THE CHASE MANHATTAN BANK, as Agent and
as a Lender


By:__________________________________
   Name:
   Title:

                                   Bank of America, N.A.


                                   By:__________________________________
                                      Name:
                                      Title:

The Bank of Nova Scotia


By:___________________________________
   Name:
   Title:

                                             Credit Lyonnais New York Branch


                                             By:________________________________
                                                Name:
                                                Title:

Dresdner Bank AG, New York and Grand Cayman
Branches


By:___________________________________
   Name:
   Title:



By:___________________________________
   Name:
   Title:

                                             FBTC Leasing Corp.


                                             By:_______________________________
                                                Name:
                                                Title:

Fuji Bank, Limited (Houston Agency), as Co-Agent


By:___________________________________
   Name:
   Title:

                                             Union Bank of California, N.A.


                                             By:_______________________________
                                                Name:
                                                Title:

                                            General Electric Capital Corporation


                                            By:________________________________
                                               Name:
                                               Title:

HSBC Bank, U.S.A.


By:___________________________________
   Name:
   Title:

Toronto Dominion Bank (Texas), Inc.


By:___________________________________
   Name:
   Title: